                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ______________________

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported): February 18, 1999

                        COMMISSION FILE NUMBER 000-22647
                        --------------------------------

                        PERITUS SOFTWARE SERVICES, INC.
                        ------------------------------
               (Exact Name of Registrant as Specified in Charter)


                Massachusetts                                04-3126919
---------------------------------------------             -------------------
(State or Other Jurisdiction of Incorporation)           (I.R.S. Employer
                                                          Identification No.)


Two Federal Street, Billerica, Massachusetts                   01821-3540
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)

                                (978) 670-0800
                                --------------
             (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
              (Former Name, Former Address and Former Fiscal Year,
                         if Changed Since Last Report)
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Item 5.  Other Events.
         -------------

         (a) On February 18, 1999, Peritus Software Services, Inc. (the "Company") announced its financial results for the quarter and year ended December 31, 1998 and the engagement of Covington Associates to render financial advisory and investment banking services in connection with exploring strategic alternatives including the potential sale of the Company.

              The details of the announcement are set forth in Exhibit 99 attached hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

         (a)  Financial Statements.

              None.

         (b)  Pro Forma Financial Information.

              None.

         (c)  Exhibits.

              99.  Press Release dated February 18, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 3, 1999

                                    PERITUS SOFTWARE SERVICES, INC.

                                    BY: /s/ John D. Giordano
                                        ------------------------------
                                    Name:  John D. Giordano
                                    Title: Vice President, Finance
                                           and Chief Financial Officer
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                                 EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
----------          -----------

     99             Press Release dated February 18, 1999